Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this quarterly report of Cooper-Standard Holdings Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2025, with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 1, 2025	By:	/S/ JEFFREY S. EDWARDS
Jeffrey S. Edwards
Chairman and Chief Executive Officer
(Principal Executive Officer)

/S/ JONATHAN P. BANAS
Jonathan P. Banas
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)